UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 12, 2026

FF EAI Robotics Ecosystem Inc.

(Exact name of registrant as specified in charter)

Delaware	001-37428	26-3474527
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1990 E. Grand Ave.
El Segundo, CA	90245
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 853-1683

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	FFR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On November 12, 2026, FF EAI Robotics Ecosystem Inc., a Delaware corporation (the “Company”), issued a press release announcing its financial and operational results as of and for the quarter ended September 30, 2026, and an investor webcast that occurred on the same day to discuss such results and update stockholders on general corporate developments. The press release and the investor presentation that was used at the investor webcast are attached as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K (this “Form 8-K”) and are incorporated herein by reference.

The information contained in this Form 8-K provided under Items 2.02 and 7.01 and Exhibits 99.1 and 99.2 attached hereto are furnished to, but shall not be deemed filed with, the U.S. Securities and Exchange Commission or incorporated by reference into the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 7.01 Regulation FD Disclosure.

Reference is made to the disclosure in Item 2.02 of this Form 8-K, which disclosure is incorporated herein by reference.

Forward-Looking Statements

Exhibits 99.1 and 99.2 attached hereto contain, and may implicate, forward-looking statements regarding the Company, and include cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated November 12, 2026.
99.2	Investor Presentation, dated November 12, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FF EAI Robotics Ecosystem Inc.

Date: November 13, 2026	By:	/s/ Jiawei Wang
	Name:	Jiawei Wang
	Title:	Executive Chairman and Director